VOYAGEUR FUNDS

Delaware U.S. Government Securities Fund

Supplement to the Prospectus dated February 28, 2001

The following replaces the information under the section entitled "What are the Fund's fees and expenses?" on page 3 of the Prospectus:

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS	A	B	C	Institutional
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.75%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	4%[2]	1%[3]	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption fees	none	none	none	none

Annual fund operating expenses are deducted from the Fund's assets.
Management fees	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%[4]
Other expenses	0.90%	0.90%	0.90%	0.90%
Total operating expenses	1.70%	2.45%	2.45%	1.70%
Fee waivers and payments[5]	(0.60%)	(0.60%)	(0.60%)	(0.60%)
Net expenses	1.10%	1.85%	1.85%	1.10%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. 6 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
CLASS[7]	A	B	B (if redeemed)	C	C (if redeemed)	Institutional
1 year	$582	$188	$688	$188	$288	$112
3 years	$808	$582	$882	$582	$582	$350
5 years	$1,052	$1,001	$1,201	$1,001	$1,001	$606
10 years	$1,752	$1,973	$1,973	$2,169	$2,169	$1,340

1.  A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
2.  If you redeem Class B shares within two years of purchase, you will pay a CDSC of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
3.  Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
4.  The distributor has agreed to waive 12b-1 plan fees for the Institutional Class shares acquired on or after March 1, 1998. This figure will decrease as the portion of assets invested in Institutional Class Shares acquired on or after March 1, 1998 increases, provided the distributor's waiver continues. See the Statement of Additional Information for more details.
5.  The investment manager has contracted to waive fees and pay expenses through October 31, 2001, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.85% of average daily net assets.
6.  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
7.  The Class B example reflects the conversion of Class B shares to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

The date of this Supplement is May 10, 2001.